UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Senior Executive Annual Bonus Plan

On June 15, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Miami International Holdings, Inc. (the “Company”) approved and adopted the Miami International Holdings, Inc. Senior Executive Annual Bonus Plan (the “Bonus Plan”) to be effective for performance periods beginning January 1, 2026 for executive officers and other employees as designated by the Company’s Chief Executive Officer (the “CEO”). With respect to the Company’s executive officers, the Bonus Plan is administered by the Compensation Committee and by the CEO for all other participants.

Awards under the Bonus Plan will be earned based on the achievement of performance metrics for the applicable performance period, which the Company expects to be each fiscal year, in each case, as determined by the administrator. Payment with respect to earned awards under the Bonus Plan may be made in the form of cash or common stock granted under the Company’s 2022 Equity Incentive Plan Payments in respect of earned awards under the Bonus Plan are subject to the Company’s clawback policy and applicable law.

The foregoing summary of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer